Exhibit 21.1
Danaher Corporation Subsidiaries of the Registrant
Name	Jurisdiction of Formation
AB Qualitrol AKM	Sweden
AB Sciex KK	Japan
AB Sciex LLC	United States
AB Sciex LP	Canada
AB Sciex Pte Ltd.	Singapore
Aegean Partner LLC	United States
Allesee Orthodontic Appliances, Inc.	United States
Alltec Angewandte Laserlicht Technologie GmbH	Germany
American Precision Industries Inc.	United States
Anderson Instrument Co., Inc.	United States
Aquafine Corporation	United States
Aquafine GmbH	Germany
Aran Technologies Limited	Ireland
Arbor Networks, Inc.	United States
Argo Canada Holdings ULC	Canada
Aribex, Inc.	United States
Ball Screws and Actuators Co., Inc.	United States
Beaverton LLC	United States
Beckman Coulter AB	Sweden
Beckman Coulter Australia Pty Ltd	Australia
Beckman Coulter Biomedical GmbH	Germany
Beckman Coulter Biomedical Limited	Ireland
Beckman Coulter Biomedical, LLC	United States
Beckman Coulter Biyomedikal Urunler Sanayi ve Ticaret Limited [irketi]	Turkey
Beckman Coulter Canada LP	Canada
Beckman Coulter Ceska republika s.r.o.	Czech Republic
Beckman Coulter Commercial Enterprise (China) Co., Ltd.	China
Beckman Coulter d.o.o.	Croatia
Beckman Coulter de Mexico, S.A. de C.V.	Mexico
Beckman Coulter Diagnostics Limited	Ireland
Beckman Coulter do Brasil Comércio e Importação de Produtos de Laboratório Ltda.	Brazil
Beckman Coulter España, S.A.	Spain
Beckman Coulter Eurocenter S.A.	Switzerland
Beckman Coulter France S.A.S.	France
Beckman Coulter G.m.b.H.	Germany
Beckman Coulter Hong Kong Limited	Hong Kong
Beckman Coulter India Private Limited	India
Beckman Coulter International S.A.	Switzerland
Beckman Coulter Ireland Inc. [Ireland]	Ireland
Beckman Coulter Ireland Inc. [Panama]	Panama
Beckman Coulter K.K.	Japan
Beckman Coulter Korea Ltd.	Korea, Republic of
Beckman Coulter Laboratory Systems (Suzhou) Co. Ltd.	China
Beckman Coulter Limited Liability Company	Russia
Beckman Coulter Magyarország Kft	Hungary

Beckman Coulter Mishima K.K.	Japan
Beckman Coulter Nederland B.V.	Netherlands
Beckman Coulter Polska sp. z.o.o.	Poland
Beckman Coulter Puerto Rico Inc.	United States
Beckman Coulter Singapore Pte. Ltd.	Singapore
Beckman Coulter Slovenska republika s.r.o.	Slovakia
Beckman Coulter South Africa (Proprietary) Limited	South Africa
Beckman Coulter SRL	Italy
Beckman Coulter Taiwan Inc.	United States
Beckman Coulter United Kingdom Limited	United Kingdom
Beckman Coulter, Inc.	United States
Carnassial Corporation	Canada
ChemTreat, Inc.	United States
Citicon (Hong Kong) Limited	Hong Kong
ClearSight Networks, Inc.	United States
Comark Limited	United Kingdom
Corr-Tek Idrometria S.r.l.	Italy
Crison Instruments, S.A.	Spain
Danaher China Holdings Limited	Hong Kong
Danaher Evolution GmbH	Germany
Danaher Holding B.V.	Netherlands
Danaher Holding GmbH	Germany
Danaher Hong Kong Limited	Hong Kong
Danaher Medical ApS	Denmark
Danaher Setra-ICG (Tianjin) Co. Ltd.	China
Danaher UK Industries Limited	United Kingdom
DANRAD ApS	Denmark
DANRAD Holding ApS	Denmark
DATAPAQ Limited	United Kingdom
Dental Complex	Russia
Dental Equipment, LLC	United States
Dental Imaging Technologies Corporation	United States
DH Alpha Limited	United Kingdom
DH Business Services, LLC	United States
DH Cooperative, Inc.	United States
DH Denmark Holding ApS	Denmark
DH Holdings Corp.	United States
DH Technologies Development Pte Ltd.	Singapore
DHR Finland Oy	Finland
DHR Holding India Pvt. Ltd.	India
DHR Technologies Ireland Limited	Ireland
DOMS ApS	Denmark
Dr. Lange Nederland B.V.	Netherlands
Dynapar Corporation	United States
Esko Software BVBA	Belgium
Esko-Graphics BVBA	Belgium
Esko-Graphics Imaging GmbH	Germany
Fafnir GmbH	Germany
FJ 900, Inc.	United States

Fluke (UK) Limited	United Kingdom
Fluke Australia Pty Ltd	Australia
Fluke Corporation	United States
Fluke Deutschland GmbH	Germany
Fluke Electronics Corporation	United States
Fluke Europe B.V.	Netherlands
Fluke Holding Austria GmbH	Austria
Fluke Holding Company AB	Sweden
Fluke Industrial B.V.	Netherlands
Fluke International Holding B.V.	Netherlands
Fluke Italia S.r.l.	Italy
Fluke Precision Measurement Limited	United Kingdom
Fluke Shanghai Corporation	China
Fluke Software Ireland Limited	Ireland
Fullerton LLC	United States
Gems Sensors Inc.	United States
Gendex Dental Systems S.r.l.	Italy
Genetix Group Limited	United Kingdom
Gilbarco Australia Pty Ltd.	Australia
Gilbarco Autotank AB	Sweden
Gilbarco China Co. Ltd	China
Gilbarco GmbH & Co. KG	Germany
Gilbarco Inc.	United States
Gilbarco S.r.l.	Italy
Gilbarco Veeder Root India Private Limited	India
Hach Company	United States
Hach Lange ApS	Denmark
Hach Lange France S.A.S.	France
Hach Lange GmbH	Germany
Hach Lange S.r.l.	Italy
Hach Lange SARL	Switzerland
Hach S.A.S.	France
HACH ULTRA JAPAN KK	Japan
Hengstler GmbH	Germany
Hennessy Industries, Inc.	United States
Hexis Cientfica S.A.	Brazil
Hybritech Incorporated	United States
Immunotech S.A.S.	France
Immunotech s.r.o.	Czech Republic
Implant Direct Sybron Administration LLC	United States
Implant Direct Sybron International LLC	United States
Implant Direct Sybron Manufacturing LLC	United States
Infrared Integrated Systems Limited	United Kingdom
Instrumentarium Dental GmbH	Germany
Instrumentarium Dental Inc.	United States
Invetech Pty Ltd	Australia
Iris International, Inc.	United States
Iris Power LP	Canada
Jacobs Vehicle Systems, Inc.	United States

Janos Technology LLC	United States
Young’s L&S Dental Supplies Limited	Hong Kong
Joslyn Holding Company	United States
Kaltenbach & Voigt GmbH	Germany
KAVO Dental GmbH	Germany
KAVO Dental Ltd.	United Kingdom
Kavo Dental Systems Japan, Co., Ltd.	Japan
Kavo Dental Technologies, LLC	United States
Keithley Instruments, Inc.	United States
Kerr Australia Pty Limited	Australia
Kerr Corporation	United States
Kerr GmbH	Germany
Kerr Italia S.r.l.	Italy
KerrHawe S.A	Switzerland
Kollmorgen AB	Sweden
Kollmorgen Asia Investment Company	United States
Kollmorgen Corporation	United States
Kollmorgen Europe GmbH	Germany
Kollmorgen S.r.l.	Italy
Kollmorgen s.r.o.	Czech Republic
Kollmorgen Saro AB	Sweden
Launchchange Limited	United Kingdom
Launchchange Operations Limited	United Kingdom
Leica Biosystems Melbourne PTY LTD	Canada
Leica Biosystems Newcastle Limited	United Kingdom
Leica Biosystems Nussloch GmbH	Germany
Leica Biosystems Richmond, Inc.	United States
Leica Instruments (Singapore) Pte Limited	Singapore
Leica Microsystems (Schweiz) AG	Switzerland
Leica Microsystems (UK) Limited	United Kingdom
Leica Microsystems B.V.	Netherlands
Leica Microsystems Canada	Canada
Leica Microsystems CMS GmbH	Germany
Leica Microsystems Inc.	United States
Leica Microsystems IR GmbH	Germany
Leica Microsystems KK	Japan
Leica Microsystems Limited	Hong Kong
Leica Mikrosysteme GmbH	Austria
Leica Mikrosysteme Vertrieb GmbH	Germany
Life Sciences Holdings France SAS	France
Linx Printing Technologies Limited	United Kingdom
Lumigen, Inc.	United States
Martel Electronics Corp.	United States
McCrometer, Inc.	United States
Metrex Research, LLC	United States
Mixed Signals, Inc.	United States
Molecular Devices (Hong Kong) Limited	Hong Kong
Molecular Devices, LLC	United States
Motion Engineering Incorporated	United States

Navman Wireless Australia Pty.Ltd.	Austarlia
Navman Wireless Holdings LP	United States
Navman Wireless Intermediate Holdings LP	United States
Navman Wireless International Holdings Limited	United Kingdom
Navman Wireless New Zealand	New Zealand
Navman Wireless North America LP	United States
Navman Wireless UK ltd.	United Kingdom
Negele Messtechnik GmbH	Germany
Neoptix Canada LP	Canada
NMTC, Inc.	United States
Ormco BV	Netherlands
Ormco Corporation	United States
Ormco Europe BV	Netherlands
OTT Hydromet GmbH	Germany
Pacific Scientific Energetic Materials Company (Arizona) LLC	United States
Pacific Scientific Energetic Materials Company (California) LLC	United States
PacSci Motion Control, Inc.	United States
PaloDEx Group OY	Finland
Pantone LLC	United States
Portescap India Private Limited	India
Prozess und Maschinen Automation GmbH	Germany
Qualitrol Company LLC	United States
Qualitrol Finance Corp.	United States
Radiometer America Inc.	United States
HL Sensors	France
Radiometer GmbH	Germany
Radiometer K.K.	Japan
Radiometer Limited	United Kingdom
Radiometer Medical ApS	Denmark
Radiometer Medical Equipment (Shanghai) Co. Ltd.	China
Radiometer Medical Sales Pty Limited	Australia
Raytek GmbH	Germany
Salsnes Filter AS	Norway
Sea-Bird Electronics, Inc.	United States
Sendx Medical Inc.	United States
Setra Systems, Inc.	United States
Shanghai Shilu Instrument Co. Ltd.	China
Sonix, Inc.	United States
SpofaDental a.s.	Czech Republic
StatSpin, Inc.	United States
Stratema Indústria e Comércio Ltda.	Brazil
Sybron Canada Limited Partner Company	Canada
Sybron Canada LP	Canada
Sybron Dental Specialties, Inc.	United States
Sybron Implant Solutions Pty Ltd.	Australia
SyntheSys Research, Inc.	United States
Tektronix (China) Co., Limited	China
Tektronix Berlin GmbH & Co. KG	Germany
Tektronix China Trading	China

Tektronix Development Company	United States
Tektronix GmbH	Germany
Tektronix International Sales GmbH	Switzerland
Tektronix Texas, LLC	United States
Tektronix U.K. Holdings Limited	United Kingdom
Tektronix, Inc.	United States
TFF Corporation	Japan
Thomson Industries, Inc.	United States
Thomson Linear LLC	United States
Thomson Neff GmbH (f.k.a. Danaher Linear GmbH)	Germany
Tianjin Danaher Motion Co., Ltd.	China
TMX Holding LLC	United States
Tollo Linear AB	Sweden
Trojan Technologies	Canada
U.S. Peroxide, LLC	United States
Veeder-Root Company	United States
Venture Measurement Company LLC	United States
Videojet Do Brasil Comércio de Equipamentos Para Codificação Industrial Ltda.	Brazil
Videojet X-Rite K.K.	Japan
Videojet Technologies (Shanghai) Co., Ltd.	China
Videojet Technologies Europe B.V.	Netherlands
Videojet Technologies GmbH	Germany
Videojet Technologies JSC	Russia
Videojet Technologies LTD	United Kingdom
Videojet Technologies Mexico S. de R.L. de C.V.	Mexico
Videojet Technologies S.A.S.	France
Videojet Technologies, Inc.	United States
Viqua	Canada
VSS Monitoring, Inc.	United States
Wolke Inks & Printers GmbH	Germany
X-Ray Optical Systems, Inc.	United States
X-Rite Europe GmbH	Switzerland
X-Rite, Incorporated	United States
Zhuhai S.E.Z. Videojet Electronics Ltd.	China